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                         CONSENT OF ARTHUR ANDERSEN LLP

                                  EXHIBIT 23.1

                        [ARTHUR ANDERSEN LLP LETTERHEAD]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 27, 2001, included in the Company's Form 10-K for the year ended December 31, 2000, and to all references to our firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

Dallas, Texas

November 27, 2001




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